UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

ENTECH SOLAR, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENTECH SOLAR, INC.

13301 Park Vista Boulevard, Suite 100

Fort Worth, Texas 76177

[•], 2010

To Our Stockholders:

I am pleased to invite you to our 2010 Annual Meeting of Stockholders, or the Annual Meeting, which will be held on August 4, 2010, at 9:00 a.m. local time at Entech Solar, Inc.’s offices, 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177.

The Notice of Annual Meeting and the proxy statement that follow describe the business to be considered and acted upon by stockholders of the Company at the Annual Meeting. Please carefully review the information contained in the proxy statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOU VOTE BY PROXY USING ONE OF THE MEANS DESCRIBED IN THE PROXY STATEMENT AS SOON AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AT THAT TIME BY REQUESTING THE RIGHT TO VOTE IN PERSON. YOU MAY ALSO REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY VOTING IN PERSON AT THE ANNUAL MEETING, BY SUBMITTING ANOTHER PROXY BEARING A LATER DATE OR BY GIVING NOTICE IN WRITING TO OUR SECRETARY NOT LATER THAN THE DAY PRIOR TO THE ANNUAL MEETING.

Sincerely,

/S/ DAVID GELBAUM
David Gelbaum
Chairman of the Board and
Chief Executive Officer

ENTECH SOLAR, INC.

13301 Park Vista Boulevard, Suite 100

Fort Worth, Texas 76177

817-379-0100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on August 4, 2010

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders, or the Annual Meeting, of Entech Solar, Inc., or the Company, will be held on August 4, 2010, at 9:00 a.m., local time, at the Company’s offices, 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177, for the following purposes:

1.	To elect four directors to hold office for terms of one year and until their successors are elected and qualified.

2.	To ratify the appointment of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.	To approve the amendment and restatement of our certificate of incorporation to, among other things, increase the number of shares of common stock we are authorized to issue from 610,000,000 to 980,000,000 shares, and to make certain other changes that are described further in the accompanying proxy statement.

4.	To approve the amendment and restatement of our Seventh Amended and Restated 1999 Incentive Stock Option Plan, or the Stock Plan, to, among other things, increase the number of shares of common stock issuable under the Stock Plan from 80,000,000 to 130,000,000 shares, and to make certain additional changes as are described further in the accompanying proxy statement.

5.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on June 15, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders during normal business hours at our offices located at 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177, during the ten days prior to the Annual Meeting as well as at the Annual Meeting.

Information relating to the proposals described above is set forth in the accompanying proxy statement. Please carefully review the proxy statement which is accompanied by our annual report for the fiscal year ended December 31, 2009.

Stockholders are cordially invited to attend the Annual Meeting in person. YOUR VOTE IS IMPORTANT. If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please vote by proxy using one of the means described in the proxy statement.

As permitted by rules adopted by the Securities and Exchange Commission, or the SEC, we are making this notice, our proxy statement and annual report and proxy card, available electronically via the Internet. In accordance with SEC rules, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Internet Availability, containing instructions on how to electronically access the proxy materials on the Internet and how to vote online. In general, stockholders who receive the Notice of Internet Availability will not receive a printed copy of the proxy materials in the mail. The Notice of Internet Availability contains instructions on how to request a printed copy of the proxy materials, including the proxy statement, annual report and proxy card. We will begin mailing the Notice of Internet Availability to our stockholders of record on or about [•], 2010.

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting to be Held on August 4, 2010:

The proxy statement and annual report are available at www.envisionreports.com/ENSL.

By Order of the Board of Directors,

/S/ DAVID GELBAUM
David Gelbaum
Chairman of the Board and
Chief Executive Officer

Fort Worth, Texas

[•], 2010

i

ENTECH SOLAR, INC.

13301 Park Vista Boulevard, Suite 100

Fort Worth, Texas 76177

817-379-0100

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 4, 2010

This proxy statement is furnished by Entech Solar, Inc., a Delaware corporation, or the Company, to holders of its common stock, par value $0.001 per share, or the common stock, and to holders of its Series D convertible preferred stock, par value $0.01 per share, or the Series D preferred stock, in connection with the solicitation of proxies by our Board of Directors, or the Board for use at our Annual Meeting of Stockholders, or the Annual Meeting, and at any and all adjournments or postponements thereof. The Annual Meeting will be held on August 4, 2010 at 9:00 a.m., local time, at the Company’s offices, 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177. This proxy statement and the accompanying form of proxy is first being made available to holders of common stock and Series D preferred stock on or about [•], 2010. Our mailing address and the location of our principal executive offices is 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177. Our telephone number is 817-379-0100. The purposes of the meeting are set forth in the Notice of Annual Meeting of Stockholders which accompanies this proxy statement.

A stockholder who delivers a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering another proxy bearing a later date or by giving notice in writing to our Secretary not later than the day prior to the Annual Meeting.

All proxies delivered prior to the Annual Meeting will be voted in accordance with instructions contained therein or, if no choice is specified for one or more proposals, the shares represented by such proxy will be voted “For” such proposals and in the discretion of the named proxies with respect to any other matters which may properly come before the Annual Meeting.

A stockholder may designate a person or persons other than those persons designated on the form of proxy to act as the stockholder’s proxy by striking out the name appearing on the proxy card, inserting the name(s) of another person(s) and delivering the signed card to that person(s). The person(s) designated by the stockholder must present the signed proxy card at the meeting in order for the shares to be voted.

Where the stockholder is not the record holder, such as where the shares are held through a broker, nominee, fiduciary or other custodian, the stockholder must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order to ensure that the shares are properly voted.

At the close of business on June 15, 2010, the record date for the Annual Meeting, the number of our issued and outstanding shares of common stock entitled to vote was [•]. Each share of common stock entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. In addition, as of the record date, 4,892,857 shares of Series D preferred stock were issued and outstanding. Each share of Series D preferred stock entitles the holder to 12.07 votes with respect to all matters submitted to stockholders at the meeting. The Company has no other voting securities. Giving effect to the voting rights of both the common stock and the Series D preferred stock, there are a total of [ •] votes that may be cast at the Annual Meeting.

A complete list of Company stockholders entitled to vote at the Annual Meeting will be available at our principal executive offices, during normal business hours, at least ten days prior to the Annual Meeting. Our by-laws provide that a majority of the outstanding shares entitled to vote, represented in person or by proxy, constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present.

For Proposal 1, directors will be elected by a plurality of votes represented in person or by proxy at the Annual Meeting, which means that the four individuals receiving the highest number of “For” votes will be elected directors. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 2, ratification of our independent registered public accountant, will be approved upon the affirmative vote of a majority of the votes represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the effect of a vote against this proposal.

Proposal 3, amendment and restatement of our certificate of incorporation, or our charter, to, among other things, increase the number of shares of common stock we are authorized to issue from 610,000,000 to 980,000,000 shares, and to make certain other changes that are described further herein, will be approved upon the affirmative vote of a majority of our outstanding common stock and Series D preferred stock, voting together as a single class, and 75% of our outstanding Series D preferred stock, voting as a separate class. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Proposal 4, amendment and restatement of our Seventh Amended and Restated1999 Incentive Stock Option Plan or the Stock Plan, to, among other things, increase the number of shares of common stock issuable under the Stock Plan from 80,000,000 to 130,000,000 shares, and to make certain other changes as are described further herein, will be approved upon the affirmative vote of a majority of the votes represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the effect of a vote against this proposal. Broker non-votes will have no effect on this proposal.

All expenses in connection with solicitation of proxies will be borne by us. We will also request brokers, dealers, banks and voting trustees, and their nominees, to make available this proxy statement, the accompanying form of proxy and our annual report for the fiscal year ended December 31, 2009 to beneficial owners and will reimburse them for their expenses in forwarding these materials. We expect to solicit proxies primarily by mail and by making our proxy materials available on the Internet, but our directors, officers and employees may also solicit in person, by telephone, email or by fax.

The Board does not know of any matters which will be brought before the Annual Meeting other than those matters specifically set forth in the Notice of Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that the persons named in the form of proxy, or their substitutes acting thereunder, will vote on such matter in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

This proxy statement should be read together with our annual report for the fiscal year ended December 31, 2009, including the financial statements and management’s discussion and analysis of financial condition and results of operations contained therein.

In accordance with applicable SEC rules and regulations, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing our proxy materials, including the Notice of Annual Meeting, this proxy statement, our 2009 annual report and the proxy card by providing access to such documents on the Internet. We will send a Notice of Internet Availability of Proxy Materials, or the Notice of Internet Availability, no later than [•], 2010 to our stockholders of record as of June 15, 2010, the record date for the Annual Meeting. The Notice of Internet Availability contains instructions for accessing and reviewing our proxy materials on the Internet and voting by proxy over the Internet. You will not receive printed copies of the proxy materials unless you request them this year or have requested them in response to a Notice of Internet Availability in the past. Viewing our proxy materials and voting by proxy electronically will save us the cost of printing and mailing documents to you and will reduce the impact on the environment.

To ensure your representation at the Annual Meeting, you are urged to vote by proxy using one of the following means as promptly as possible:

1.	Vote via the Internet pursuant to the instructions provided in the Notice of Internet Availability; or

2.	Request printed copies of the proxy materials by mail pursuant to the instructions provided in the Notice of Internet Availability and either:

(i)	complete, date, sign and return the proxy card you will receive in response to your request; or

(ii)	vote via telephone (toll-free) in the United States or Canada in accordance with the instructions on the proxy card.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by [•], eastern time, on [•], 2010. Your shares cannot be voted unless you vote by one of the methods described above or attend the Annual Meeting.

Stockholders may request a paper copy of the Company’s most recent Annual Report on Form 10-K by contacting Computershare Trust Company, N.A., by Internet, telephone or email. Computershare’s website is www.envisionreports.com/ENSL. You also may elect to obtain written materials by calling Computershare toll free at [•] using a touch-tone phone, or emailing Computershare at investorvote@computershare.com, with “Proxy Materials Entech Solar, Inc.” in the subject line and including your name, address and the three numbers located in the shaded bar on the reverse side of the Notice of Internet Availability. Stockholders sharing an address who desire to receive multiple copies or who wish to receive only a single copy of the annual report and/or proxy statement and stockholders preferring to receive a paper copy of materials for future meetings may contact Computershare to request a change. The Notice of Internet Availability also contains instructions on how to request such materials by mail.

Corporate Governance Matters

Pursuant to the Delaware General Corporation Law and our by-laws, as amended, our business, property and affairs are managed by or under the direction of the Board. Members of the Board are kept informed of our business through discussions with our Chief Executive Officer and Chairman and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The Board is currently comprised of four directors. The Board meets during our fiscal year to review significant developments affecting us and to act on matters requiring Board approval.

The Board has adopted a number of corporate governance documents, including a charter for its Audit Committee, a Related Party Transaction Policy and a Code of Business Conduct and Ethics for employees, officers and directors of the Company (including its principal executive officer and principal financial officer) and that includes whistleblower policies and procedures regarding the treatment of complaints on accounting, internal accounting controls and auditing matters. All of these documents are available on our website at www.entechsolar.com under the sub-heading “Corporate Governance” within the “Investors” section of the website. A copy of any such document may be obtained, without charge, upon written request to the Company, c/o Investor Relations, 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177.

Director Independence

The Board has determined that neither of Peter L. Corsell nor David Field has a material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) within the meaning of NASDAQ Stock Market rules and are independent within the meaning of NASDAQ Stock Market rules. In making this determination, the Board considered the relationships of Messrs. Corsell, as a director appointed pursuant to rights of The Quercus Trust, and Field, as Chief Executive Officer of Applied Solar, LLC, an entity indirectly controlled by The Quercus Trust and as a director appointed pursuant to rights of The Quercus Trust, to The Quercus Trust and to David Gelbaum, trustee of The Quercus Trust and our Chairman, President and Chief Executive Officer.

The Board has determined that David Gelbaum does not qualify as an independent director under NASDAQ Stock Market rules because he serves as our President and Chief Executive Officer. The Board has also determined that Mark J. O’Neill does not qualify as an independent director under NASDAQ Stock Market rules because he serves as our Chief Technology Officer.

The Board has also determined that none of David Anthony, Jacob J. Worenklein, Hong Hou, or Reuben F. Richards, Jr., had a material relationship with the Company during the periods in 2009 for which they respectively served as our directors and thus were each independent within the meaning of NASDAQ Stock Market rules. In making these determinations, the Board considered the relationships of Messrs. Anthony and Worenklein, as directors appointed pursuant to rights of The Quercus Trust, to The Quercus Trust and to David Gelbaum, trustee of The Quercus Trust and our Chairman during 2009. The Board has also determined that Quentin T. Kelly did not qualify as an independent director under NASDAQ Stock Market rules because he had served as our Chief Executive Officer within the previous three years. Dr. Walter Hesse was not an independent director under NASDAQ Stock Market rules because he served as an executive officer of a subsidiary during 2008 and 2009. The Board did not make a determination that Joseph P. Bartlett, who served as a director from January 12, 2009 to March 19, 2009, was independent within the meaning of NASDAQ Stock Market rules during the period in 2009 for which he served as a director.

Board Leadership Structure

The Board has no set policy with respect to the separation of the offices of Chairman and Chief Executive Officer. Currently, David Gelbaum serves as both our Chairman and our Chief Executive Officer. There is currently no lead independent director serving on the Board.

Our Board leadership structure is commonly utilized by other public companies in the United States, and we believe that it is effective for us. This leadership structure is appropriate for us given the size and scope of our business, the experience and active involvement of our independent directors, and our corporate governance practices, which include regular communication with and interaction between and among the Chief Executive Officer and the Chief Financial Officer and the independent directors. Of the four members of our Board, two are independent from management. We believe that having a combined Chairman and Chief Executive Officer provides the best form of leadership for our Company. Having our Chief Executive Officer and our Chief

Technology Officer serve on the Board ensures that the Board contains the individuals most familiar with our business, industry and key technology and most effective at identifying strategic priorities and implementation of our strategy. We have a single leader with oversight of our operations by experienced independent directors.

Board of Director’s Role in Risk Oversight

The Board is responsible for overseeing the management and operations of the Company, including overseeing its risk assessment and risk management functions. We believe that our directors provide effective oversight of risk management functions. Annually we perform a risk review wherein the management team evaluates the risks facing the Company in the upcoming year and over a longer term horizon. From this risk assessment, plans are developed to deal with the risks identified. The results of this risk assessment are provided to the Board for its consideration and review. In addition members of our management periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management is responsible for day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board leadership structure supports this approach.

Committees of the Board of Directors

The Board currently has a standing Audit Committee.

The Audit Committee has adopted a written charter approved by the full Board and which specifies the scope of the Audit Committee’s responsibilities and how it should carry out such responsibilities. The Audit Committee charter is available on the Company’s website at www.entechsolar.com.

Audit Committee

The main function of the Audit Committee is to seek to ensure that effective accounting policies are implemented and that internal controls are in place to deter fraud, anticipate financial risks and promote accurate and timely disclosure of financial and other material information to the public markets, the Board and our stockholders. The Audit Committee also reviews and recommends to the Board approval of the annual audited financial statements and provides a forum, independent of management, where our independent auditors can communicate any issues of concern. In performing these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of our management and independent auditors, which, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles.

Compensation Committee

The Company does not currently have a Compensation Committee. In the absence of a Compensation Committee, the full Board reviews the performance of our executive officers regarding our executive and employee compensation programs and reviews and discusses plans for executive officer development and succession. The full Board also currently administers the Company’s equity-based and employee benefit plans, including the Stock Plan. The Company is seeking additional Board members to serve on the Compensation Committee.

Nominations for Director and Consideration of Diversity

We do not have a standing nominating committee or a charter with respect to the nominating process. The Board is of the view that such a committee is unnecessary given the Company’s size and stage. To date, all director nominees who have been recommended to the stockholders have been identified by current directors or management or have been elected pursuant to investment agreements. Messrs. Gelbaum, Corsell and Field were each initially appointed to the Board pursuant to rights held by investors of the Company and more fully described under the caption “Certain Relationships and Related Party Transactions.” The Company has never engaged a third party to identify director candidates. The Board will consider any director candidate proposed in good faith by a stockholder. Stockholders wishing to communicate with the Board regarding recommendations for director nominees should follow the procedure described in “Communication with the Board and its

Committees” below. The Board will evaluate all director candidates, whether submitted by directors, executive officers, or stockholders based on their financial literacy, business acumen and experience, independence, and willingness, ability and availability for service.

The Board reviews annually the composition of the Board as a whole and considers, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole. The Board is responsible for ensuring that its composition accurately reflects the needs of our business and, in furtherance of this goal, proposing the addition of members for purposes of obtaining the appropriate members and skills. We do not have a formal diversity policy. However, we endeavor to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, technology research and development, manufacturing, marketing and sales, and in other areas that are relevant to our activities. Board members should possess such attributes and experience as are necessary to provide a broad range of personal characteristics including diversity, management skills, and business experience and any other criteria established by the Board and any core competencies or technical expertise necessary to staff Board committees. Directors should be able to commit the requisite time for preparation and attendance at regularly scheduled Board and committee meetings, as well as be able to participate in other matters necessary to ensure good corporate governance.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Business Conduct and Ethics is available, free of charge, on our website at www.entechsolar.com and print copies are available to any stockholder that requests a copy by directing such request to our Secretary at c/o Entech Solar, Inc., 13301 Park Vista Blvd., Suite 100, Fort Worth, TX 76177. Any amendment to the Code of Business Conduct and Ethics or any waiver under it will be promptly disclosed on our website following the date of such amendment or waiver.

Communication with the Board and its Committees

Any stockholder may communicate with the Board by directing correspondence to the Board, any of its committees or one or more individual members, in care of our Secretary, at Entech Solar, Inc., 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177. Communications concerning potential director nominees submitted by any of our stockholders should comply with the procedures in our by-laws, should include the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate. The stockholder must also include his or her contact information and a statement of his or her share ownership, as well as any other information required by our by-laws.

Officers and Directors

Our certificate of incorporation and by-laws presently provide that our Board shall determine and set the size of the Board from time to time. The Board is currently set at and comprised of four directors. Our directors serve for a term of one year and until the next annual meeting of stockholders and the respective election and qualification of their successors. Pursuant to our by-laws, our officers are selected by the Board. Each of our executive officers is selected by the Board for a term of one year or until the executive officer’s successor is duly elected and qualified or until such executive officer’s resignation or removal. There is no family relationship among any of the directors and executive officers.

Our directors and executive officers are as follows:

Name	Age	Position with the Company
David Gelbaum	61	Chief Executive Officer, President, Chairman of the Board and Director
Charles Michel	57	Chief Financial Officer
Sean C. Rooney	43	Chief Operating Officer
Mark J. O’Neill	64	Chief Technology Officer and Director
David Field	48	Director
Peter L. Corsell	32	Director

Information With Respect to Directors and Executive Officers

The following information pertains to the directors, their principal occupations and other public company directorships for at least the last five years and information regarding their specific experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director in light of our business and structure. In addition to this information, the Board also believes that each director has a reputation for integrity, honesty and adherence to high ethical standards. Each director has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to us and to the Board.

David Gelbaum is our Chief Executive Officer, President, Chairman of the Board and a director. Mr. Gelbaum was appointed to the Board on February 20, 2008, became Chairman on January 12, 2009, and became our Chief Executive officer on February 8, 2010. Mr. Gelbaum is the co-trustee of The Quercus Trust which, pursuant to rights given to The Quercus Trust, as the holder of the Series D preferred stock and in accordance with the terms and conditions of a letter agreement between us and The Quercus Trust entered into in connection with The Quercus Trust’s purchase of Series F preferred stock (which automatically converted into common shares upon the conclusion of our special meeting of stockholders held on July 26, 2008), has nominated three of the four directors currently serving on the Board. Mr. Gelbaum is one such director. Mr. Gelbaum has been a private investor since 2002. From 1989 until 2002, Mr. Gelbaum performed quantitative modeling for stock price returns and derivative securities for TGS Management, and from 1972 until 1989 he worked at Oakley & Sutton in a similar capacity. Mr. Gelbaum serves on the board of directors of Solar Enertech Corp., a manufacturer of photovoltaic solar energy cells and solar applications. Mr. Gelbaum holds a B.A. in mathematics from the University of California, Irvine. Mr. Gelbaum’s qualifications to serve as a member of the Board include his significant strategic insight and business experience from his years of investment with a focus on the environmental technology and renewable energy industries and his experience serving on various public company boards in these industries, including the boards of Solar Enertech Corp., ThermoEnergy Corporation, a wastewater treatment and power generation technologies company, Clean Power Technologies, Inc., a developer of hybrid energy technology and Energy Focus, Inc., a provider of efficient energy and lighting solutions.

Mark J. O’Neill is our Chief Technology Officer and was the President and co-founder of Entech, Inc., which merged with the Company in January 2008, since Entech, Inc.’s founding in 1983. Mr. O’Neill was appointed to our Board on March 12, 2009. Prior to co-founding Entech, Inc. in 1983, Mr. O’Neill served in a variety of engineering and management positions with ESystems, Inc., Northrup, Inc., and Lockheed Missiles & Space Company. Mr. O’Neill has authored 15 U.S. patents for inventions ranging from Fresnel lens solar concentrators to collimating tubular skylights. He holds a B.S. in Aerospace Engineering from the University of Notre Dame. Mr. O’Neill’s qualifications to serve on the Board include his 38 years of experience in developing solar energy technology and his business and industry experience successfully leading Entech, Inc. for 25 years prior to its merger with us.

David Field is one of three directors nominated by The Quercus Trust pursuant to the rights of The Quercus Trust described above. Mr. Field became a member of the Board on August 26, 2009. Since 2006, Mr. Field has been the President and Chief Executive Officer of Applied Solar, LLC, a solar product development company and is also currently the Chief Executive Officer of OneRoof Energy, Inc., a developer and operator of distributed energy generation systems. From 2005 to 2006, prior to joining Applied Solar, Mr. Field was a senior executive at Clark Security Products, an independent security distribution company. Previously, Mr. Field founded and managed several companies in the energy sector, including Sunthetic Energy, Inc. In 2001, Mr. Field founded and was Chief Executive Officer of Clarus Energy Partners, a leading Distributed Generation developer, owner and operator that was acquired by Hunt Power, an affiliate of Dallas-based Hunt Oil, in 2004. Prior to Clarus Energy, Mr. Field co-founded Omaha-based Kiewit Fuels, a renewable energy company specializing in the development of biofuels production. In addition to a career in sustainable energy development, he also has an extensive background in water technology and infrastructure development, with companies such as Bechtel, Peter Kiewit, and Poseidon Resources, as well as in corporate finance with Citicorp. Mr. Field serves on the board of directors of Applied Solar LLC, OneRoof Energy, Inc., and Solar Enertech, Inc., a manufacturer of photovoltaic energy cells. In July 2009, Applied Solar, Inc., of which Mr. Field was Chief Executive Officer, underwent a reorganization pursuant to chapter 11 of the Federal bankruptcy laws, during which time its assets were sold to Quercus APSO LLC, the predecessor of Applied Solar LLC. Mr. Field holds a BBA from Western Michigan University and a MBA from the Thunderbird School of International Management. Mr. Field brings to the Board significant strategic and business insight from his experience founding, managing and developing companies in the energy sector and from his experience serving as a director on the boards of other public companies.

Peter L. Corsell is one of three directors nominated by The Quercus Trust pursuant to the rights of The Quercus Trust described above. Mr. Corsell joined the Board on February 18, 2009. Mr. Corsell is Chief Executive Officer of GridPoint, Inc., an Arlington, Virginia-based provider of smart grid and utility management software founded by Mr. Corsell in 2003. Mr. Corsell also serves as Chairman of the World Economic Forum’s Global Agenda Council on Alternative Energies and is a member of Newsweek’s Global Environment and Leadership Advisory Committee. In addition, he serves on the board of managers of Clearpath Immigration, LLC, a software-as-services immigration filing provider. Previously, Mr. Corsell served with the U.S. State Department in Cuba and as a political analyst with the Central Intelligence Agency. Mr. Corsell holds a B.S. from the School of Foreign Service at Georgetown University. Mr. Corsell’s qualifications to serve on our Board include his technical and business management experience as founder and Chief Executive Officer of GridPoint, Inc., and his experience serving on the Smart Grid Advisory Board of XcelEnergy, a publicly held electricity and natural gas energy company, the Environmental Media Association’s Corporate Board and the board of directors of Standard Renewable Energy, a provider of energy solutions for homeowners, businesses, and government entities.

Charles “Chas” Michel became our Chief Financial Officer on April 24, 2010. Mr. Michel has over 30 years’ experience in finance, accounting and business administration in both private and public companies. He has been a partner at SeatonHill Partners, LLC since October 2009. SeatonHill Partners, LLC provides professional services to companies on a part-time, interim or project capacity basis, and Mr. Michel serves as Chief Financial Officer pursuant to an Executive Services Agreement between us and SeatonHill Partners, LLC. Prior to joining SeatonHill Partners, LLC, Mr. Michel served as Vice President, Chief Accounting Officer and Controller of Trinity Industries, Inc. from December 2001 to April 2009, where he was responsible for all accounting operations and financial reporting. Mr. Michel also served as Chief Financial Officer of Dave & Busters, Inc. from October 1994 to November 2001 and Sfuzzi, Inc. from April 1992 to September 1994 and was responsible for financial reporting and financing of operations and strategic development in both positions. Mr. Michel began his career at KPMG LLP in Dallas, Texas where he was an audit partner from June 1986 to April 1992 prior to joining Sfuzzi, Inc. Mr. Michel holds a BBA from Texas Tech University.

Sean C. Rooney was appointed our Chief Operating Officer on January 29, 2009. Mr. Rooney previously was our Vice President of Engineering, Procurement and Construction Operations, responsible for directing all Engineering, Procurement and Construction Operations for us since he joined us on February 22, 2008. Prior to joining us, from 1997 to 2008, Mr. Rooney worked for Fluor Corporation in construction management positions of increasing responsibility. Mr. Rooney left Fluor as its Global Director of Construction Services. Mr. Rooney earned a B.S. degree in Construction Science from Texas A&M University in 1989.

Composition of Committees of the Board of Directors

Audit Committee

From April 24, 2008 until January 12, 2009, the Audit Committee was comprised of David Anthony and Reuben F. Richards, Jr. Mr. Richards resigned from the Board and the Audit Committee on January 12, 2009, and Joseph P. Bartlett was appointed to the Board and to the Audit Committee as of that date. Mr. Bartlett subsequently resigned from the Board and the Audit Committee on March 19, 2009. Mr. Anthony resigned from the Audit Committee on March 12, 2009, and David Gelbaum and Jacob J. Worenklein were appointed to the Audit Committee on March 12, 2009 and March 19, 2009, respectively. Mr. Worenklein resigned from the Audit Committee on February 8, 2010, and in connection with Mr. Gelbaum’s appointment as our Chief Executive Officer on February 8, 2010, he resigned as a member of the Audit Committee. On February 18, 2010, David Field and Lawrence Kaufman, a former director, were appointed to the Audit Committee. Dr. Kaufman resigned from the Audit Committee and the Board on April 5, 2010. The Audit Committee is currently comprised of David Field who is independent within the meaning of NASDAQ Stock Market rules and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Board has determined that it does not currently have an “audit committee financial expert” within the meaning of SEC rules but is actively seeking to add an independent audit committee financial expert to the Audit Committee.

The Board determined that Messrs. Anthony, Worenklein and Richards were independent within the meaning of NASDAQ Stock Market rules and the Exchange Act during the period that they were serving on the Audit Committee. The Board has also determined that Mr. Gelbaum was independent within the meaning of NASDAQ Stock Market and the Exchange Act rules prior to his becoming our Chief Executive Officer on February 8, 2010. The Board did not make a determination that Joseph P. Bartlett, who served as a director from January 12, 2009 to March 19, 2009, was independent during the period in 2009 for which he served as a director.

Compensation Committee

From April 24, 2008 until January 12, 2009, David Anthony was the sole member of the Compensation Committee. On January 12, 2009, Joseph Bartlett was appointed to the Compensation Committee. Mr. Bartlett subsequently resigned from the Board and the Compensation Committee on March 19, 2009, and on May 20, 2009 David Gelbaum was appointed to the Compensation Committee. Mr. Anthony resigned from the Compensation Committee and the Board on February 23, 2010, and in connection with Mr. Gelbaum’s appointment as our Chief Executive Officer on February 8, 2010, he resigned as a member of the Compensation Committee. The Board determined that Mr. Anthony was independent within the meaning of NASDAQ Stock market rules at the time he was serving on the Compensation Committee. The Board also determined that Mr. Gelbaum was independent within the meaning of NASDAQ Stock Market rules prior to his becoming our Chief Executive Officer on February 8, 2010. Currently there are no Compensation Committee members and the Board is acting as the Compensation Committee.

Meeting Attendance

During the 2009 fiscal year, the Board held 10 meetings and acted by written consent 6 times. Each director attended 75% or more of the aggregate number of Board meetings and meetings of committees of which he or she was a member that were held during the period of his or her service as a director.

During the 2009 fiscal year, the Audit Committee held 4 meetings and the Compensation Committee held 1 meeting and acted by written consent 4 times.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number and percentage of the shares of our common stock and Series D preferred stock beneficially owned as of May 28, 2010 (or which may vest or become exercisable within 60 days of such date), by all persons known to us who own more than 5% of the outstanding number of such shares, by our directors and named executive officers, and by all of our executive officers and directors as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

The address of each holder listed below is c/o Entech Solar, Inc., 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class
Common	The Quercus Trust	229,009,184	(2)	54.09%
Common	Mark J. O’Neill	6,686,842	(3)	2.05%
Common	Peter L. Corsell	1,416,666	(3)	* %
Common	Dr. Frank W. Smith	3,600,000	(3)(4)	1.11%
Common	David Field	333,332	(3)	* %
Common	Sean C. Rooney	1,314,286	(3)	* %
Common	All Directors and Officers as a group	242,360,310	(3)	55.70%
Series D Preferred	The Quercus Trust	5,397,901	(2)	100%

*	Represents ownership of less than one percent.

(1)	There were 321,708,091 common shares outstanding on May 28, 2010. In addition, there were 4,892,857 shares of Series D preferred stock and one warrant to purchase 505,044 shares of Series D preferred stock convertible into 65,153,816 shares of common stock after giving effect to certain anti-dilution protections provided for in our Series D Certificate of Designation. These protections lower the Series D preferred stock conversion price in the event we issue certain securities at a price below the then current Series D preferred stock conversion price. Regardless of whether a holder of Series D preferred stock converts all or a portion of its Series D preferred stock into shares of common stock, holders of the Series D preferred stock have the right to 12.07 (does not include the Series D warrants) votes for each share of Series D preferred stock held by them on matters brought before our common stockholders.

(2)	Amounts shown reflect the aggregate number of shares of common stock held by The Quercus Trust based on information set forth in a Schedule 13D/A filed with the SEC on May 13, 2010 and as calculated by us to take into account certain anti-dilution provisions. These shares are beneficially owned by David Gelbaum, our Chief Executive Officer, Chairman of the Board, President and Director, as Trustee, and Monica Chavez Gelbaum, as Trustee. 229,009,184 shares of common stock represents a sum of the following:

•	127,366,681 shares of common stock;

•	59,057,827 shares of common stock underlying 4,892,857 shares of Series D preferred stock;

•	6,095,989 shares of common stock underlying Series D preferred stock warrants to purchase up to 505,044 shares of Series D preferred stock;

•	11,911,764 shares of common stock underlying a warrant to purchase common stock dated March 19, 2010;

•	2,076,923 shares of common stock underlying a warrant to purchase common stock dated April 30, 2010; and

•	22,500,000 shares of common stock underlying a warrant to purchase common stock dated May 10, 2010.

For purposes of computing the percentage of outstanding shares of common stock held by The Quercus Trust, we have given effect to the Series D preferred stock, Series D preferred stock warrants and warrants to purchase common stock, each as noted above and as if they were fully converted. Consequently, the ownership percentage is based on 423,350,594 common shares deemed outstanding as of May 28, 2010.

(3)	Includes the following number of shares of common stock which a director or executive officer has the right to acquire upon the exercise of stock options that were exercisable as of May 28, 2010, or that will become exercisable within 60 days after that date:

Name	Number of Shares
David Gelbaum	0
Charles Michel	0
Mark J. O’Neill	5,083,333
Peter L. Corsell	1,416,666
Dr. Frank W. Smith	3,600,000
David Field	333,332
Sean C. Rooney	1,314,286
All Directors and Officers as a Group	11,747,617

For purposes of computing the percentage of outstanding shares of common stock held by each person named above, we have given effect to their options, each as noted above, and as if they were fully converted.

For purposes of computing the percentage of outstanding shares of common stock held by all directors and executive officers as a group, we have given effect to the Series D preferred stock, Series D preferred stock warrants, warrant to purchase common stock and options as if they were fully converted. Consequently, the ownership percentages are based on 435,098,211 common shares deemed outstanding as of May 28, 2010.

(4)	Pursuant to a termination letter dated March 18, 2010 between Dr. Smith and the Company, all of Dr. Smith’s options fully vested on April 1, 2010.

Change in Control of the Company

On April 30, 2010, we entered into a Series H Preferred Stock Purchase Agreement with The Quercus Trust, pursuant to which The Quercus Trust purchased 20 shares of our Series H preferred stock. In addition, as part of the transaction, The Quercus Trust received a warrant to purchase 2,076,923 shares of our common stock. Subsequent to its purchase of Series H preferred stock and additional purchases of our preferred stock, as of May 28, 2010, The Quercus Trust beneficially owned approximately 54.09% of the Company’s voting securities. As a result of its beneficial ownership, should The Quercus Trust choose to convert or exercise all of its preferred stock or warrants into shares of our common stock, The Quercus Trust will be able to exercise control over the Company with respect to those actions requiring the approval of a majority of our stockholders. In addition, The Quercus Trust presently has the right to elect four directors to the Board. Currently, three of the Company’s four directors are serving as a result of the appointment or election to the Board by The Quercus Trust.

EXECUTIVE COMPENSATION

Our 2009 executive compensation program was overseen and administered by the Compensation Committee. The Compensation Committee has responsibility for discharging the obligations of the Board relating to the compensation of the Company’s executive officers and related duties. Management presents cash and equity compensation recommendations to the Compensation Committee for its consideration and approval. The Compensation Committee reviews these proposals and makes all final compensation decisions for executive officers by exercising its discretion in accepting, modifying or rejecting any management recommendations. In the absence of a Compensation Committee, our full Board oversees and administers our compensation programs.

As a “Smaller Reporting Company,” we have elected to follow scaled disclosure requirements for smaller reporting companies with respect to the disclosure required by Item 402 of Regulation S-K. Under the scaled disclosure obligations, we are not required to provide a Compensation Discussion and Analysis, Compensation Committee Report and certain other tabular and narrative disclosures relating to executive compensation.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of the Chief Executive Officer and the two most highly compensated executive officers, other than the Chief Executive Officer, for fiscal years 2008 and 2009.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Dr. Frank W. Smith	2009	$220,000	$297,040	—	$517,040
Former Chief Executive Officer and Director (2)(3)	2008	$220,000	—	—	$220,000
Mark J. O’Neill	2009	$206,050	$183,520	$22,572	$412,142
Chief Technology Officer and Director (4)(5)(6)	2008	$196,248	$72,000	—	$268,248
Sean C. Rooney	2009	$190,550	$84,000	$67,214	$341,764
Chief Operating Officer (7)(8)(9)	2008	$158,716	$81,000	$70,687	$310,403

(1)

This column represents the aggregate grant date fair value of options granted during the respective fiscal year in accordance with FASB ASC Topic 718. See Note 14 of our consolidated financial statements for the year ended December 31, 2009, included in our Annual Report on Form 10-K, for a discussion of the assumptions used in the respective valuations.

(2)	On March 18, 2008, the Board promoted Dr. Smith to Chief Executive Officer and elected him to the Board. Dr. Smith resigned as Chief Executive Officer on February 5, 2010 and resigned from the Board on April 1, 2010.

(3)	Dr. Smith was granted on May 27, 2009 an option to purchase 1,500,000 shares of our common stock at an exercise price of $0.19 per share, the market price of our common stock on the date of grant. This option had vested with respect to 187,500 shares of our common stock as of December 31, 2009. On November 12, 2009, this grant was modified by the Compensation Committee and the exercise price was changed to $0.15 per share. This option has a grant date FASB ASC Topic 718 fair value of $0.14 per share. The incremental fair value of this option, computed as of the modification date in accordance with FASB ASC 718 was $0. Dr. Smith was granted on November 12, 2009 an option to purchase 1,000,000 shares of our common stock at an exercise price of $0.13 per share, the market price of our common stock on the date of grant. No options had vested with respect to the November 12, 2009 grant as of December 31, 2009. This option has a grant date FASB ASC Topic 718 fair value of $0.09 per share.

(4)	Mr. O’Neill joined the company in January 2008 in connection with our acquisition of Entech, Inc. Pursuant to Mr. O’Neill’s employment agreement, Mr. O’Neill is eligible to receive incentive compensation of 0.2% of the annual gross revenues of Entech, Inc, up to a total of $1,000,000. No such incentive compensation was paid to Mr. O’Neill for fiscal year 2008 or 2009.

(5)	Mr. O’Neill was granted on September 4, 2008 an option to purchase 300,000 shares of our common stock at an exercise price of $0.46 per share, the market price of our common stock on the date of grant, in connection with his employment contract. This option vested with respect to 200,000 shares of our common stock as of December 31, 2009. This option has a grant date FASB ASC Topic 718 fair value of $0.24 per share. Mr. O’Neill was granted on May 27, 2009 an option to purchase 1,000,000 shares of our common stock at with an exercise price of $0.19 per share, the market price of our common stock on the date of grant. This option vested with respect to 125,000 shares of our common stock as of December 31, 2009. On November 12, 2009, this grant was modified by the Compensation Committee and the exercise price was changed to $0.15 per share. This option has a grant date FASB ASC Topic 718 fair value of $0.14 per share. The incremental fair value of this option, computed as of the modification date in accordance with FASB ASC 718 was $0. Mr. O’Neill was granted on November 12, 2009 an option to purchase 500,000 shares of our common stock with an exercise price of $0.13 per share, the market price of our common stock on the date of grant. No options had vested with respect to the November 12, 2009 grant as of December 31, 2009. This option has a grant date FASB ASC Topic 718 fair value of $0.09 per share.

(6)	Mr. O’Neill received $22,572 in accrued, but unused vacation time, which was paid to him in cash in 2009.

(7)	Mr. Rooney joined us on February 22, 2008 as Vice President, Engineering, Procurement and Construction. He was promoted to Chief Operating Officer on January 29, 2009.

(8)

Mr. Rooney was granted on September 4, 2008 an option to purchase 300,000 shares of our common stock with an exercise price of $0.46 per share, the market price of our common stock on the date of grant. This option had vested with respect to 147,620 shares of our common stock as of December 31, 2009. This option has a grant date FASB ASC Topic 718 fair value of $0.27 per share. Mr. Rooney was granted on May 27, 2009 an option to purchase 600,000 shares of our common stock an exercise price of $0.19 per share, the market price of the Company’s common stock on the date of grant. This option had vested with respect to 75,000 shares of our common stock as of December 31, 2009. On November 12, 2009, this grant was modified by the Compensation Committee and the exercise price was changed to $0.15 per share. This option has a grant date FASB ASC Topic 718 fair value of $0.14 per share. The incremental fair value of this option, computed as of the modification date in accordance with FASB ASC 718 was $0.

(9)	The $70,687 represents an $800 automobile allowance for November and December 2008 and $69,887 for relocation expenses during 2008 paid in connection with Mr. Rooney’s employment letter dated November 6, 2008. The $67,214 represents $4,800 for an auto allowance and $62,414 in relocation expenses during 2009 paid in connection with employment letter dated November 6, 2008.

The Company does not have a Pension Plan or Nonqualified Deferred Compensation Plan.

Narrative Disclosure to Summary Compensation Table

Mr. Gelbaum, our Chief Executive Officer and President, does not have an employment contract with the Company.

On January 25, 2008, we entered into an employment agreement with Mark J. O’Neill, providing for his employment as our President. The agreement has an initial term of 3 years and a perpetual 1-year renewal term. Either party may elect not to renew the agreement, upon written notice, 60 days prior to the expiration of the initial or renewal term. Mr. O’Neill’s agreement provides for an annual base salary of $196,249, subject to annual upward adjustment by the Board, a variable performance bonus that may be awarded at the discretion of the Board, and options to purchase 300,000 shares of our common stock. Mr. O’Neill is also entitled to certain additional incentive compensation, calculated as 0.2% of gross revenues (as defined in Mr. O’Neill’s employment agreement). This additional incentive compensation will be paid until the accumulated total of the additional incentive compensation paid to Mr. O’Neill equals $1,000,000. Under his employment agreement Mr. O’Neill is also entitled to participate in our benefits plans for employees and executives, to reimbursement of certain expenses and to paid time-off and holidays consistent with our vacation policies. Under his employment agreement, Mr. O’Neill agreed to a non-compete and a non-solicit during the severance period under the employment agreement or for twenty-four months if Mr. O’Neill voluntarily resigns, leaves without good reason or is terminated for cause. For information regarding any benefits paid to him upon his termination or a change in control, please see “Potential Payments upon Termination or Change in Control.”

On January 30, 2008, we entered into an employment agreement with Sean C. Rooney, providing for his employment as our Executive Vice President of Engineering, Procurement and Construction Operations. Mr. Rooney’s employment agreement was amended and restated in its entirety on November 6, 2008. Mr. Rooney’s amended and restated employment agreement provides that he is an employee at-will. Mr. Rooney’s agreement provides for an annual base salary of $185,000, subject to annual review and adjustment by the Board. Following his first year of employment, Mr. Rooney became eligible for an annual bonus, at the discretion of senior management, of up to 20% of his base salary, based upon achievement of individual and Company goals. Mr. Rooney is entitled to participate in our benefits plans for employees and executives, to paid time-off and holidays consistent with our vacation policies and to a car allowance of $400 per month. In addition, Mr. Rooney’s employment agreement provided for reimbursement of up to $65,000 to cover relocation expenses. Under his employment letter, Mr. Rooney agreed to a non-solicit for the twelve months after his termination of employment. For information regarding any benefits paid to him upon his termination or a change in control, please see “Potential Payments upon Termination or Change in Control.”

On November 12, 2009, the Compensation Committee took an action to amend all option awards granted by us between January 1, 2009 and November 11, 2009 to our employees, directors and named executive officers. The terms of these prior option awards were amended to provide for a new exercise price of $0.15 per share and a reduction in the vesting schedule from four years to three years. Amended option award agreements were executed with each of the option recipients.

FISCAL YEAR 2009 OUTSTANDING EQUITY AWARDS

The table below sets forth the outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2009 for each of our named executive officers. There were no unvested stock awards as of December 31, 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Dr. Frank W. Smith (1)	566,666	33,334	(2)	0.39	2/11/17
	187,500	1,312,500	(3)	0.15	5/26/19
	0	1,000,000	(4)	0.13	11/11/19

Mark J. O’Neill	200,000	100,000	(5)	0.46	9/3/18
	125,000	875,000	(3)	0.15	5/26/19
	0	500,000	(4)	0.13	11/11/19

Sean C. Rooney	147,620	152,380	(5)	0.46	9/3/18
	75,000	525,000	(3)	0.15	5/26/19

(1)	Pursuant to a termination letter dated March 18, 2010 between Dr. Smith and the Company, all of Dr. Smith’s options fully vested on April 1, 2010.

(2)	These options, granted on February 12, 2007, have a 10-year term with 16.6% vested on August 2007 and the remainder vesting monthly in 30 equal installments beginning September 2007.

(3)	These options, granted on May 27, 2009, have a 10-year term and an exercise price of $0.19 per share. On November 12, 2009, these grants were modified by the Compensation Committee and the exercise price was changed to $0.15 per share. The incremental fair value, computed as of the modification date in accordance with FASB ASC Topic 718 for these grants was $0. This option vested with respect to 12.5% of the underlying shares on November 1, 2009 and the remainder vest quarterly in 10 equal installments beginning on February 1, 2010.

(4)	These options, granted on November 12, 2009, have a 10-year term with 16.7% vested on May 1, 2010 and the remainder vesting quarterly in 10 equal installments beginning on August 1, 2010.

(5)	These options, granted on September 4, 2008, have a 10-year term. For Mr. O’Neill, 1/3 vested on the date of grant and the remaining options vested in two equal installments on January 1, 2009 and January 1, 2010. For Mr. Rooney, 33,335 options vested on the date of grant and the remaining options vest in equal installments beginning on October 1, 2008 until fully vested on August 1, 2011.

FISCAL YEAR 2009 DIRECTOR COMPENSATION

The following table and accompanying footnotes set forth information concerning the compensation paid to each of our nonemployee directors for fiscal year 2009.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
David Gelbaum	—	—	—	—
Peter L. Corsell(2)	—	371,001	—	371,001
David Field(3)	—	87,040	—	87,040
Joseph P. Bartlett(4)	—	—	—	—
David Anthony(5)	—	—	—	—
Jacob J. Worenklein(6)	—	84,000	—	84,000
Dr. Hong Hou(7)	—	—	—	—
Reuben F. Richards, Jr.(8)	—	—	—	—
Quentin T. Kelly(9)	—	—	—	—
Walter J. Hesse(10)	—	—	—	—

(1)	This column represents the aggregate grant date fair value of options granted during the respective fiscal year in accordance with FASB ASC Topic 718. See Note 14 of our consolidated financial statements for the year ended December 31, 2009, included in our Annual Report on Form 10-K, for a discussion of the assumptions used in the respective valuations.

(2)	Mr. Corsell became a member of the Board on February 19, 2009, as an appointee of The Quercus Trust. Mr. Corsell was granted on February 23, 2009 an option to purchase 3,000,000 shares of our common stock at an exercise price of $0.26 per share, the market price of our common stock on date of grant. On November 12, 2009, this grant was modified by the Compensation Committee and the exercise price was changed to $0.15 per share. The incremental fair value of this option, computed as of the modification date in accordance with FASB ASC 718 was $0.02. The aggregate number of option awards outstanding at fiscal year end for Mr. Corsell was 3,000,000.

(3)	Mr. Field became a member of the Board on August 26, 2009 as an appointee of The Quercus Trust. Mr. Field was granted on November 12, 2009 an option to purchase 1,000,000 shares of our common stock at an exercise price of $0.13 per share, the market price of our common stock on that date. The aggregate number of option awards outstanding at fiscal year end for Mr. Field was 1,000,000.

(4)	Mr. Bartlett became a member of the Board on January 12, 2009, as an appointee of The Quercus Trust. He resigned from the Board on March 19, 2009. Mr. Bartlett had no option awards outstanding as of the fiscal year end.

(5)	Mr. Anthony became a member of the Board on February 20, 2008 as an appointee of The Quercus Trust. He resigned from the Board on February 23, 2010. Mr. Anthony had no option awards outstanding as of the fiscal year end.

(6)	Mr. Worenklein became a member of the Board on March 24, 2009, as an appointee of The Quercus Trust. Mr. Worenklein was granted on May 27, 2009 an option to purchase 600,000 shares of our common stock at an exercise price of $0.19 per share, the market price of our common stock on date of grant. On November 12, 2009, this grant was modified by the Compensation Committee and the exercise price was changed to $0.15 per share. The incremental fair value of this option, computed as of the modification date in accordance with FASB ASC 718 was $0. The aggregate number of option awards outstanding at fiscal year end for Mr. Worenklein was 600,000. Mr. Worenklein resigned from the Board on February 8, 2010.

(7)	Dr. Hou became a member of the Board on January 16, 2007. He resigned from the Board January 12, 2009. The aggregate number of option awards outstanding at fiscal year end for Dr. Hou was 100,000.

(8)	Mr. Richards became a member of the Board on January 16, 2007. Mr. Richards resigned from the Board on January 12, 2009. The aggregate number of option awards outstanding at fiscal year end for Mr. Richards was 100,000.

(9)	Mr. Kelly was our former Chief Executive Officer. Mr. Kelly resigned from the Board January 7, 2009. The aggregate number of option awards outstanding at fiscal year end for Mr. Kelly was 6,790,000.

(10)	Dr. Hesse became a member of the Board on February 20, 2008. Dr. Hesse passed away February 25, 2009. The aggregate number of option awards outstanding at fiscal year end for Dr. Hesse was 300,000. These options were cancelled in February 2010.

Narrative Disclosure to Director Compensation Table

        Members of the Board did not receive any cash compensation for their service in 2009. We did award options to certain members of the Board as indicated in the footnotes above. Directors are also reimbursed for expenses incurred in connection with their attendance at meetings. Directors who are also full-time employees receive no additional compensation or benefits for service on the Board or its committees.

Potential Payments Upon Termination Or Change In Control

The following section describes the benefits that may become payable to certain named executive officers in connection with a termination of their employment or a change in control of the Company. In addition to the benefits described below, outstanding equity-based awards held by our named executive officers may also be subject to accelerated vesting in connection with a change in control under the terms of the Stock Plan in the discretion of the Board.

Assumptions. As prescribed by the SEC’s disclosure rules, in calculating the amount of any potential payments to the Named executive officers under the arrangements described below, we have assumed that the applicable triggering event (i.e., termination of employment and/or change in control of the Company) occurred on the last business day of fiscal year 2009 and that the price per share of our common stock is equal to the fair market value of a share of our common stock as of that date.

Frank W. Smith

In connection with his resignation, Dr. Smith entered into a termination letter with us dated as of March 18, 2010, under which Dr. Smith is entitled to receive (i) the portion of his base salary earned and accrued but unpaid as of the date of termination plus a severance payment in an amount equal to six months of his annualized salary, paid semi-monthly and (ii) any earned but unpaid bonus or incentive payments, vacation pay and any deferred compensation. Dr. Smith is also entitled to reimbursement for any and all monies advanced or expenses incurred prior to the date of his termination in connection with his employment. In addition, all of Dr. Smith’s stock options to acquire shares of our common stock accelerated and became fully vested and exercisable for a period of 10 years upon the effective date of his termination.

Mark J. O’Neill

Mr. O’Neill entered into an employment agreement with the Company on January 25, 2008, which provides for the following benefits

Severance Benefits. In the event Mr. O’Neill’s employment is terminated by us pursuant to a termination for death, disability, without “cause” or for “good reason” (each as defined in Mr. O’Neill’s employment agreement), Mr. O’Neill will be entitled to receive (i) his salary, paid semi-monthly, for the period remaining under Mr. O’Neill’s three-year employment agreement, (ii) any earned but unpaid bonus payments and any deferred compensation, if any, and (iii) any earned but unused benefits and any vested pension and retirement benefits. If Mr. O’Neill is terminated by “mutual agreement” (as defined in his employment agreement) or upon death, he will be entitled to receive any earned but unused benefits and any vested pension and retirement benefits.

Treatment of Options upon Termination or Change of Control. Pursuant to his employment agreement, Mr. O’Neill was awarded an option to purchase 300,000 shares of our common stock. Pursuant to Mr. O’Neill’s employment agreement, any unvested stock options will vest and become exercisable immediately in the event of his termination or a “change in control” (as defined in Mr. O’Neill’s employment agreement). Under Mr. O’Neill’s option agreements, if Mr. O’Neill becomes permanently and totally disabled or dies while an employee or while providing services to us, his options shall become fully exercisable and may be exercised within one year following the date of disability or death. If Mr. O’Neill retires with our written consent, his options will become fully exercisable and may be exercised within 90 days of such retirement.

Sean C. Rooney

Mr. Rooney entered into an amended and restated employment agreement with us on November 6, 2008, which provides for the following benefits.

Severance Benefits. In the event Mr. Rooney’s employment is terminated during the employment term by us pursuant to a reduction in force or a termination without cause, pursuant to his employment contract, Mr. Rooney will be entitled to receive payment in an amount equal to 8 months of his base annual salary, payable semi-monthly.

Treatment of Options upon Termination or Change of Control. Mr. Rooney’s employment agreement is silent as to treatment of options upon termination and change of control. Under Mr. Rooney’s option agreements, if Mr. Rooney becomes permanently and totally disabled or dies while an employee or while providing services to us, his options shall become fully exercisable and may be exercised within one year following the date of disability or death. If Mr. Rooney should retire with our written consent, his options will become fully exercisable and may be exercised within 90 days of such retirement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, or Section 16(a), requires our directors, executive officers and holders of more than 10% of our common stock, or Reporting Persons, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of such securities. Reporting Persons are required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of reports furnished to us during the 2008 and 2009 fiscal years or written representations from the Reporting Persons, we believe that none of our Reporting Persons failed to file on a timely basis reports required by Section 16(a) during the 2008 or 2009 fiscal years, with the following exceptions.

•

David Gelbaum, The Quercus Trust and Monica Chavez Gelbaum filed (i) a late Form 4 on January 31, 2008, which reported one transaction; (ii) a late Form 4 on February 15, 2008, which reported two transactions; (iii) a late Form 4 on July 2, 2008, which reported two transactions; (iv) a late Form 4 on July 25, 2008, which reported two transactions; (v) a late Form 4 on August 22, 2008, which reported two transactions; (vi) a late Form 4 on November 19, 2008, which reported one transaction, as amended by a Form 4/A filed on December 4, 2008; (vii) a late Form 4 on February 3, 2009, which reported one transaction; (viii) a late Form 4 on February 18, 2009, which reported two transactions, (ix) an amended Form 4 on December 18, 2009, which reported five transactions; and (x) a late Form 4 on December 28, 2009, which reported two transactions.

•	Sean Rooney filed (i) a late Form 3 on February 26, 2009; (ii) a late Form 4 on April 1, 2009, which reported one transaction; and (iii) a late Form 4 on June 18, 2009, which reported one transaction.

•	Frank W. Smith filed (i) a late Form 3 on April 1, 2008; and (ii) a late Form 4 on June 18, 2009, which reported one transaction.

•	Mark J. O’Neill filed a late Form 3 on June 17, 2009.

•	Sandra Martin, former Chief Financial Officer, filed a late Form 3 on June 17, 2009.

•	Kent J. Van Houten, former Chief Financial Officer and Vice President of the Company, filed a late Form 3 on February 13, 2009.

•

James Schlafly Brown, a former Executive Vice President of the Company, filed (i) a late Form 4 on June 6, 2008, which reported twenty-seven transactions; and (ii) a late Form 4 on January 7, 2009, which reported eleven transactions.

•

Robert Magyar, former Senior Vice President of Sales of the Company, failed to file (i) a Form 3 upon his appointment as Senior Vice President; (ii) a Form 4 reporting options granted on September 4, 2009; and (iii) a Form 4 reporting options granted on May 27, 2009. He resigned from the Company on July 23, 2009.

•

David Anthony, a former director of the Company, failed to file a Form 3 upon his appointment to the Board. Mr. Anthony filed a late Form 4 on November 19, 2008, which reported one transaction, as amended by a Form 4/A filed on December 4, 2008. He resigned from the Board on February 23, 2010.

•

Hong Hou, a former director of the Company, failed to file (i) a Form 3 upon his appointment to the Board and (ii) a Form 4 reporting options granted on January 17, 2007. He resigned from the Board on January 12, 2009.

•

Jacob Worenklein, a former director of the Company, (i) filed a late Form 3 on April 28, 2010; and (ii) a late Form 4 on April 28, 2010, which reported three transactions. He resigned from the Board on February 8, 2010.

•	Joseph Bartlett, a former director of the Company, failed to file a Form 3 upon his appointment to the Board. He resigned from the Board on March 19, 2009.

•

Walter Hesse, a former director of the Company, (i) filed a late Form 3 on September 24, 2008; and (ii) failed to file a Form 4 reporting options granted on September 4, 2009. Dr. Hesse passed away on February 25, 2009.

•	Quentin Kelly, the former Chief Executive Officer, Chairman of the Board and director of the Company, failed to file a Form 3 upon his appointment as Director. Additionally, Mr. Kelly filed (i) a late Form 4 on February 19, 2008, which reported one transaction; (ii) a late Form 5 on February 19, 2008, which reported two transactions (iii) a late Form 4 on April 4, 2008, which reported four transactions; (iv) a late Form 4 on May 9, 2008, which reported one transaction; (v) a late Form 4 on June 3, 2008, which reported one transaction; (vi) a late Form 4 on June 11, 2008, which reported two transactions; (vii) a late Form 4 on June 23, 2008, which reported one transaction; (viii) a late Form 4 on July 3, 2008, which reported one transaction; and (ix) a late Form 4 on September 25, 2008, which reported one transaction. Mr. Kelly resigned as Chief Executive Officer on March 20, 2008 and resigned from the Board on January 7, 2009.

•	Rueben F. Richards, Jr., a former director of the Company, failed to file a Form 4 reporting options granted on January 17, 2007. He resigned from the Board on January 12, 2009.

•	Davinder Sethi, a former director of the Company, filed a late Form 4 on April 24, 2008, which reported one transaction. Mr. Sethi resigned from the Board on April 24, 2008.

•

Harrison W. Wellford, a former director of the Company, filed (i) a late Form 3 on April 11, 2008; and (ii) a late Form 4 on April 11, 2008, which reported one transaction. Mr. Wellford resigned from the Board on April 24, 2008.

•

Anand Rangarajan, a former Executive Vice President of the Company, filed (i) a late Form 4 filed on March 27, 2008, which reported nine transactions; and (ii) a late Form 4 on April 10, 2008, which reported four transactions. Mr. Rangarajan’s employment with us was terminated effective March 26, 2008.

•	Lange Shermerhorn, a former Director of the Company, filed a late Form 4 on March 19, 2008, which reported one transaction. Ms. Schermerhorn resigned from the Board on April 24, 2008.

•

Larry Crawford, the former Chief Financial Officer of the Company, filed (i) a late Form 4 on February 13, 2008, which reported one transaction; and (ii) a late Form 4 on March 18, 2008, which reported one transaction. Mr. Crawford resigned as Chief Financial Officer on June 18, 2008.

•	Robert A. Gunther, the former Senior Vice President and General Counsel of the Company, filed a late Form 3 on February 20, 2008. Mr. Gunther left the Company on May 1, 2009.

The Company intends to work with the above persons to prepare and file necessary Section 16 filings.

Related Party Transactions

Transactions between us and The Quercus Trust, the beneficial owner of approximately 54.09% of our voting securities, or between us and David Gelbaum, trustee of The Quercus Trust and our Chairman, President and Chief Executive Officer, are considered related party transactions. The following summarizes such transactions since the beginning of fiscal years 2009:

On February 13, 2009, The Quercus Trust agreed to cancel warrants to purchase 38,000,000 shares of common stock in accordance with the terms of a Warrant Cancellation Agreement. The Quercus Trust agreed to cancel these warrants in consideration for, among other things, our agreement to seek stockholder approval to increase the number of shares available under our 1999 Incentive Stock Option Plan from 50,000,000 to 80,000,000 shares. The warrants were cancelled upon approval by our stockholders of the increase in the number of shares available under our 1999 Incentive Stock Option Plan at the 2009 annual stockholders meeting.

On September 10, 2009, we borrowed $2,000,000 from The Quercus Trust pursuant to a convertible promissory note that accrued interest at 8% until converted to 25,498,630 shares of common stock on December 14, 2009.

On December 15, 2009, December 17, 2009 and December 22, 2009, we entered into Stock Purchase Agreements with The Quercus Trust pursuant to which we issued to The Quercus Trust an aggregate of 12,500,000 shares of common stock at $0.08 per share for a total of $1,000,000.

On January 1, 2010, January 14, 2010, January 29, 2010, February 8, 2010 and March 1, 2010, we entered into Stock Purchase Agreements with The Quercus Trust pursuant to which we issued to The Quercus Trust an aggregate of 40,625,000 shares of common stock at $0.08 per share for a total of $3,250,000.

On February 8, 2010, David Gelbaum, trustee of The Quercus Trust and our Chairman, became our Chief Executive Officer.

On March 19, 2010, we sold 150 shares of Series G preferred stock for $1.5 million in cash to The Quercus Trust. As part of the transaction, we also issued to The Quercus Trust a warrant to purchase 11,911,764 shares of common stock with an exercise price of $0.17 per share.

On April 30, 2010, we sold 20 shares of Series H preferred stock for $200,000 in cash to The Quercus Trust. As part of the transaction, The Quercus Trust received a warrant to purchase 2,076,923 shares of the Company’s common stock at an exercise price of $0.13 per share.

On May 10, 2010, we sold 200 shares of Series H preferred stock to The Quercus Trust at $10,000 per share, for an aggregate purchase price of $2,000,000. In addition, The Quercus Trust received a warrant to purchase 22,500,000 shares of the our common stock at an exercise price of $0.12 per share.

Also on May [•], we sold 100 shares of Series I preferred stock to The Quercus Trust at $100 per share, for an aggregate purchase price of $10,000.

As the holder of all of our outstanding Series D preferred stock, The Quercus Trust has the right to vote together with the holders of common stock as a single class on all matters submitted for a vote of holders of common stock. In addition, for so long as The Quercus Trust’s beneficial ownership (on a fully-diluted basis) does not fall below 10% of the then outstanding shares of common stock, The Quercus Trust has the exclusive right to nominate two directors for election to the Board, and for so long as its beneficial ownership (on a fully-diluted basis) is between 5% and 10% of the then outstanding shares of common stock, The Quercus Trust has the exclusive right to appoint one member of the Board. David Gelbaum and Peter Corsell are the directors appointed by The Quercus Trust pursuant to its rights as holder of the Series D preferred stock.

As the holder of all of our outstanding Series I preferred stock, for so long as The Quercus Trust is a party or successor in interest to the letter agreement between the Company and EMCORE Corporation, dated as of February 11, 2008, The Quercus Trust has the exclusive right, voting separately as a single class, to nominate two directors for election to our Board. David Field has been appointed to the Board by The Quercus Trust pursuant to its rights as holder of the Series I preferred stock.

Transactions with Mr. Kelly

On March 6, 2009, we finalized the sale to Mr. Kelly, our former Chief Executive Officer, of substantially all of the Mobile MaxPure assets and certain trademarks relating to our former names for $358,035. Mr. Kelly received a $225,000 purchase price credit and the parties agreed that the balance of the purchase price, $133,035, would be paid by Mr. Kelly through the reduction of Mr. Kelly’s cash severance payments payable to him pursuant to the Separation Agreement and General Release that we entered into with Mr. Kelly on January 20, 2009.

On April 30, 2010, the Company issued 100,000 shares of its common stock to Mr. Kelly. The shares of common stock were issued to Mr. Kelly in connection with the settlement of certain obligations owed to Mr. Kelly under a Separation Agreement and General Release between Mr. Kelly and the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

Mssrs. Gelbaum, Corsell, Field, and O’Neill have been nominated for election at the Annual Meeting. If elected at the Annual Meeting, they each will serve for a term of one year expiring on the date of the annual meeting of stockholders in 2011, or upon their successors being duly elected and qualified. Mr. O’Neill has been nominated for election by the Board. Mssrs. Gelbaum, Corsell and Field have been nominated by The Quercus Trust pursuant to its rights as holder of Series D preferred stock and Series I preferred stock described under the caption “Related Party Transactions.”

In the event that any nominee is unable or unwilling to serve, the proxies reserve discretionary authority to vote for a substitute. Each of the nominees named above has consented to serve as a director and the Board has no reason to believe that any nominee will be unavailable for such service.

The Board has nominated the candidates described above and recommends a vote “FOR” each of the proposed nominees to the Board and the proxies will be so voted unless a contrary vote is indicated. Each director shall be elected by a plurality of the total votes cast by the holders of the common stock and Series D preferred stock, on an as-converted basis, represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES IDENTIFIED IN

PROPOSAL 1.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Amper, Politziner & Mattia, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2010. Amper, Politziner & Mattia, LLP has served as our independent registered public accounting firm since 2003. The Board has recommended that the stockholders ratify the appointment of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for the current year.

A representative of Amper, Politziner & Mattia, LLP is expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

Ratification by stockholders is not required. If Proposal 2 is not approved by the stockholders, the Board does not plan to change the appointment for fiscal year 2010 but will consider such vote in selecting our independent registered public accounting firm for fiscal year 2011.

Proposal 2 will be approved upon the affirmative vote of a majority of the votes represented in person or by proxy at the Annual Meeting and entitled to vote on such proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

Independent Auditor Fees

The following table presents fees billed for services rendered by Amper, Politziner & Mattia, LLP for the audit of our annual financial statements for the years ended December 31, 2009 and December 31, 2008.

Types of Fees	2009	2008
Audit Fees (1)	304,720	$353,195
Audit Related Fees (2)	22,405	$94,990
Tax Fees	—	—
All Other Fees (3)	52,850	—

(1)	Audit fees for 2009 and 2008 were for professional services rendered for the audit of the Company’s financial statements for the fiscal year and reviews of the Company’s quarterly financial statements included in its Form 10-Q filings.
(2)	Audit-related fees include professional services related to the audit of our financial statements, such as consultation on accounting standards or transactions.
(3)	All other fees are for services related to Form S-1 and Form S-8 consents.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee must pre-approve all audit and non-audit services involving our independent registered public accounting firm. In addition to the audit work necessary for us to file required reports under the Exchange Act (i.e., quarterly reports on Form 10-Q and annual reports on Form 10-K), our independent registered public accounting firm may perform non-audit services, other than those prohibited by the Sarbanes-Oxley Act of 2002 and related SEC rules, provided they are pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services performed by our independent registered public accounting firm in 2009 and 2008.

REPORT OF THE AUDIT COMMITTEE

In fulfilling its oversight responsibility, the Audit Committee reviewed and discussed our audited 2009 year-end financial statements with management and with Amper, Politziner & Mattia, LLP, our independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters to be discussed in accordance with Statement on Auditing Standards No. 61, as amended (Codification of Statement on Auditing Standards, AU380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee received from the independent registered public accounting firm written disclosures and the letter required by the applicable standards of the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also discussed with the independent registered public accounting firm the auditors’ independence from management and the Company, including a review of audit and non-audit fees and the matters covered by the written disclosures and letter provided by the independent registered public accounting firm.

The Audit Committee discussed with Amper, Politziner & Mattia, LLP the overall scope and plans for the audit. The Audit Committee met with Amper, Politziner & Mattia, LLP, with and without management present, to discuss the results of its audits and reviews, its evaluations of the Company and its personnel, our internal controls, and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee reviewed and recommended to the Board that our audited 2009 year-end financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.

The foregoing audit committee report shall not be deemed to be “soliciting material” or to be filed with the SEC, nor shall such information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

AUDIT COMMITTEE
David Field

PROPOSAL 3

TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION

Proposal 3, if approved, will provide for the amendment and restatement of our current charter:

(i) to increase the number of shares of common stock we are authorized to issue from 610,000,000 to 980,000,000 shares;

(ii) to permit the Board of Directors to consider factors other than short-term economic benefits when considering a tender offer or acquisition proposal;

(iii) to permit directors, officers and stockholders to participate in certain corporate opportunities; and

(iv) to make certain other administrative and conforming changes that our Board believes are immaterial.

The Board has determined that the proposed amendment and restatement of our charter is desirable and in the best interests of the stockholders for the reasons described below.

Increase in authorized common stock

The Board has approved, and has recommended to the Company’s stockholders, an amendment to increase the number of authorized shares of common stock issuable under our charter from 610,000,000 to 980,000,000. This amendment would revise Article 4 of the charter to read as follows:

“Article IV. Authorized Capital. The total number of shares that may be issued by the Corporation is nine hundred ninety million (990,000,000), of which:

a)	nine hundred eighty million (980,000,000) shares with a par value of one-tenth of one cent ($.001) per share shall be designated as Common stock; and

b)	ten Million (10,000,000) shares with a par value of one cent ($.01) per share shall be designated as preferred stock.

The designations, preferences and relative participations, options or other rights or qualifications, limitations or restrictions thereof shall be fixed by resolution of the board of directors.”

The following schedule indicates the number of shares of common stock outstanding as of the record date and issuable under outstanding options, warrants and convertible securities.

As of June 15, 2010
Number of authorized common shares:	610,000,000

Less common shares outstanding:	[•]
Less potential issuable common shares:	[•]
Series D preferred stock and Warrants	[•]
Stock Options Issued but not Exercised	[•]
Stock Options available for issuance	[•]
Rights Offering (Presuming maximum subscribed)	[•]

Available common shares to be issued:	[•]

The Board believes that the authorization of additional shares of common stock is necessary in order to seek to raise additional capital through the sale of stock. Presently, with no further financing, we anticipate we will run out of funds in approximately [•]. Additional funds will be necessary to help develop and commercialize various new products and otherwise to execute on our business plan. We believe that the increased share authorization will provide us with an ability to: (i) seek to raise funds that may be necessary to further develop our core business, (ii) fund potential acquisitions, (iii) meet current working capital requirements through debt and/or equity financings, (iv) reserve sufficient shares pursuant to our stock plan, and (v) pursue other corporate purposes that may be identified by the Board. The Board will determine whether, when and on what terms the issuance of shares of common stock may be warranted in connection with any future actions. No further action nor authorization by stockholders would be necessary prior to issuance of the additional shares of common stock to be authorized, except as may be required for a particular transaction by our charter or by-laws, applicable law or regulatory agencies, or the rules of any stock exchange on which the Company’s common stock may then be traded.

The future issuance of shares other than on a pro-rata basis to all stockholders would reduce the proportionate interest in the Company of each stockholder not acquiring additional shares. The holders of any of the additional shares of common stock issued in the future would have the same rights and privileges as the holders of the shares of common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

The Board anticipates that we will issue additional shares of common stock and/or warrants to purchase common stock in exchange for additional funds. However, there are no such arrangements currently contemplated and there are no guarantees that any such funds will be available or, if available, whether such funds may be obtained on terms satisfactory us.

Although an increase in the authorized shares of common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction resulting in the acquisition of the Company by another company), the proposed increase in authorized shares is not in response to any effort by any person or group to accumulate the Company’s stock or to obtain control of the Company by any means. In addition, the proposal is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.

Factors That May Be Considered in Evaluating a Tender Offer or Acquisition Proposal

The Board has approved, and has recommended that the Company’s stockholders approve, the addition of a new section to our charter that would permit the Board to consider factors other than short-term economic benefits to stockholders when considering a tender offer or merger or acquisition proposal. The proposed amendment would permit the Board to consider, amongst other things, the estimated current and future value of the Company in a negotiated transaction or as an independent entity, and the impact of such a transaction on the employees, suppliers and customers of the Company and its effect on the communities in which we operate.

Corporate Opportunities

The Board has approved and has recommended to the Company’s stockholders an amendment to our charter that would permit our non-employee directors and non-employee stockholders to pursue and participate in, for their personal benefit, certain corporate or business opportunities that come to such persons, unless the non-employee director or non-employee stockholder came into the knowledge or possession of the opportunity expressly and solely in such person’s capacity as a director of the Company.

Administrative and Conforming Changes

The Board has also approved, and recommended that the stockholders approve, certain administrative and conforming changes to the charter, all of which the Board believes are immaterial. The full text of the charter, as proposed to be amended and restated, is attached to this proxy statement as Appendix A and is incorporated by reference into this discussion. This discussion is qualified in its entirety by reference to the full text of the charter, as proposed to be amended and restated.

Additional information concerning our capitalization, financial state and performance may be found in our annual report, a copy of which has been furnished with this proxy statement. The Company’s financial statements and notes thereto for the 2009 fiscal year, together with the information contained in Items 5 and 7 of the Company’s Annual Report on Form 10-K for the 2009 fiscal year are incorporated into this proxy statement by reference.

If Proposal 3 is approved, as soon as practicable after the Annual Meeting, we intend to file the amended and restated charter with the Delaware Secretary of State.

Proposal 3 will be approved upon the affirmative vote of a majority of our outstanding common stock and Series D preferred stock, voting together as a single class, and 75% of our outstanding Series D preferred stock, voting as a separate class.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

TO APPROVE AN AMENDMENT AND RESTATEMENT OF OUR 1999 INCENTIVE STOCK OPTION PLAN

Our success is largely dependent upon the efforts of our key employees, directors and consultants. In order to continue to attract, motivate and retain outstanding key employees, the Board believes it is essential to provide compensation incentives that are competitive with those provided by other companies. In addition, the Board believes it is important to further the identity of interests of key employees with those of our stockholders by encouraging their ownership of the Company’s common stock. Accordingly, the Board has adopted a resolution proposing an amendment and restatement of the Stock Plan, that would, among other things, increase the number of shares of common stock issuable under the Stock Plan from 80,000,000 to 130,000,000 shares, restrict the conditions on which options issued under the Stock Plan are exercisable, limit the types of consideration optionees may submit as payment upon exercise of their stock options and make certain additional changes to clarify various provisions of the Stock Plan.

The following is a summary of certain material provisions of the Stock Plan as proposed to be amended and restated. The full text of the Stock Plan, as proposed to be amended and restated, is attached to this proxy statement as Appendix B and is incorporated by reference into this discussion. This discussion is qualified in its entirety by reference to the full text of the Stock Plan, as proposed to be amended and restated.

Categories of Awards Issuable Under the Stock Plan

Options. Under the Stock Plan, options covering shares of common stock may be granted to our key employees, directors and consultants. Options may be intended to qualify as incentive stock options, or ISOs, pursuant to Section 422 of the United States Internal Revenue Code of 1986, as amended, or the Code, or may be non-qualified stock options, or NQSOs. Unless modified by the Compensation Committee, options awarded under the Stock Plan are not exercisable for at least six months following the grant date, except in the case of the death or disability of the participant. Provided the stockholders approve the amendment and restatement of the Stock Plan, a maximum of 130,000,000 shares of common stock (subject to adjustment to prevent dilution) would be available for issuance under the Stock Plan. As of the record date, [•] shares of common stock remain available for issuance under the Stock Plan.

Restricted Stock. Under the Stock Plan, shares of common stock may be granted as restricted stock awards, or Restricted Stock. Participants receiving Restricted Stock awards are generally not required to pay for such shares. Restricted Stock granted under the Stock Plan may not be sold, pledged, assigned, or otherwise transferred until the termination of the applicable period of time or upon satisfaction of other conditions as determined by the Compensation Committee. Except in the case of death, disability or retirement of the recipient of the Restricted Stock award, no shares of Restricted Stock granted under the Stock Plan may be transferred until the expiration of at least six months following the grant date. In the event that a recipient of a Restricted Stock award terminates employment for any reason other than for death, disability or retirement, any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company. Each recipient of a Restricted Stock grant is required to enter into an agreement setting forth the number of shares of Restricted Stock constituting the award and the period of time during which the transfer restrictions described above will apply, and such other provisions as the Compensation Committee shall determine.

Administration of the Stock Plan

The Stock Plan will be administered by the Compensation Committee of the Board. The Stock Plan provides that the Compensation Committee has full and final authority to interpret the Stock Plan and to select to whom awards may be granted, the number of shares of common stock with respect to each award, the exercise price or prices of each option, the vesting and exercise periods and such other terms and conditions of each award, if any, that are not inconsistent with the provisions of the Stock Plan.

Eligibility

Eligible participants in the Stock Plan are our and our subsidiaries’ key employees, directors, and consultants as determined by the Compensation Committee. Currently, it is estimated that approximately 28 of our key employees, all of our directors and no consultants are eligible to participate in the Stock Plan. However, in no event shall the number of shares of stock covered by options or other awards granted to any one person in any one calendar year exceed [•] shares of stock (subject to adjustment pursuant to Section 4.3 of the Stock Plan, except that any such adjustment shall not apply for the purpose of options or awards to covered employees within the meaning of Section 162(m) of the Code intended to be or otherwise qualifying as qualified performance-based awards).

Terms of Options and Limitations of Right to Exercise

Under the Stock Plan, the exercise price of options will not be less than the fair market value of our common stock on the grant date (and not less than 110% of the then fair market value in the case of an ISO granted to an optionee owning 10% or more of our common stock). Options are not exercisable after 10 years from the grant date (or 5 years in the case of an ISO granted to an optionee owning 10% or more of our common stock) or such earlier date determined by the Board or the Compensation Committee.

The Stock Plan permits the exercise of options by payment of the exercise price in cash or by an exchange of shares of common stock owned by the optionee, or a combination of both, in an amount equal to the aggregate exercise purchase price for the shares subject to the options being exercised. An option may not be exercised except (i) by the optionee, (ii) by a person who has obtained the optionee’s rights under the option by will or under the laws of descent and distribution, or (iii) by a permitted transferee as contemplated by the Stock Plan.

Pursuant to the Warrant Cancellation Agreement dated February 4, 2009, between us and The Quercus Trust, The Quercus Trust received the right to designate awards of options to purchase up to 3,000,000 shares of our common stock. At the request of The Quercus Trust, and pursuant to its rights under the Warrant Cancellation Agreement, on February 23, 2009 the Compensation Committee awarded to Peter Corsell options to purchase 3,000,000 shares of our common stock.

Term, Termination and Amendments

The Stock Plan terminates on February 4, 2014 unless sooner terminated by the Board. The Board may, in its discretion, terminate, amend, or modify the Stock Plan without stockholder approval except to the extent that such approval is otherwise required by the Code, by the rules promulgated under Section 16 of the Exchange Act, by the rules of any national securities exchange or system on which the common stock is then listed or reported, or by any regulatory body having jurisdiction over the Company.

Other than in the case of capital adjustments made to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company, termination, amendment or modification of the Stock Plan by the Board shall not adversely affect any award previously granted under the Stock Plan, without the written consent of the award recipient.

Certain Federal Income Tax Consequences

The following is a brief and general summary of the United States Federal income tax consequences to participants in the Stock Plan based on the provisions of the Code and applicable Treasury regulations, administrative rulings and judicial decisions construing the provisions of the Code. The Code is subject to amendment, and to differing administrative or judicial interpretation. This summary describes only the principal tax consequences in the circumstances described and does not take into account special rules that might apply in limited cases (including, without limitation, an optionee or grantee that holds shares other than as a capital asset). This summary is intended for the information of stockholders considering how to vote and not as tax guidance to award recipients. Therefore, participants in the Stock Plan should consult their own tax advisors as to the specific consequences under federal tax law in their particular circumstances, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.

ISOs. Except with respect to participants who have to pay alternative minimum tax, there are no federal income tax consequences to the participant upon grant or exercise of an ISO. If the participant holds shares of common stock purchased pursuant to the exercise of an ISO for at least two years after the date the option was granted and at least one year after the exercise of the option, the subsequent sale of common stock will give rise to a long-term capital gain or loss to the participant. If the participant sells the shares of common stock within two years after the date an ISO is granted or within one year after the exercise of an option the participant will recognize compensation income in an amount equal to the difference between the fair market value at the exercise date and the option exercise price, and any additional gain or loss will be a capital gain or loss.

NQSOs. Generally, a participant will not be taxed at the time an NQSO is granted. In general, a participant exercising an NQSO will recognize compensation income equal to the excess of the fair market value on the exercise date of the stock purchased over the option price. Upon subsequent disposition of the stock purchased, the difference between the amount realized and the fair market value of the stock on the exercise date will constitute capital gain or loss.

Restricted Stock. Upon an award of restricted stock, the participant will not have taxable income unless he or she makes a valid election under Section 83(b) of the Code. However, as restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize compensation income equal to the excess, if any, of the fair market value of the shares at the date such restrictions lapse over the purchase price, if any, paid for the restricted stock. If a participant makes a valid election under Section 83(b) of the Code with respect to restricted stock, he or she generally will recognize compensation income at the date of issuance of the restricted stock in an amount equal to the excess, if any, of the fair market value of the shares at that date over the purchase price, if any, paid for the restricted stock.

Potential Deferred Compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the Stock Plan will be considered “deferred compensation” as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then such award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

Section 162(m) Limitations on the Company’s Tax Deduction. In general, whenever a recipient is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction. However, the Company will not be entitled to deductions in connection with awards under the Stock Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from the Company exceeds the $1 million dollar limitation of Section 162(m) of the Code. Compensation which qualifies as “performance-based” is not subject to this limitation, however.

Change in Control

The Plan provides that, in the event of a “Change in Control” of the Company, the Compensation Committee, may: (i) accelerate the vesting of any stock options or the lapsing of transfer restrictions of any Restricted Stock such that such options may be exercised or such Restricted Stock may be transferred in full; (ii) provide for the purchase or settlement of any such option by the Company; (iii) make such adjustment to any such option or Restricted Stock award then outstanding as the Committee deems appropriate to reflect the Change in Control; or (iv) cause any such option or Restricted Stock award then outstanding to be assumed, or new rights substituted for such securities, by the acquiring or surviving corporation in such Change in Control. As defined in the Stock Plan, a “Change in Control” includes, among other things, (i) if any stockholder, together with such stockholder’s affiliates and related parties, becomes the direct or indirect beneficial owner of 20% or more of the combined voting power of the Company’s then outstanding securities; (ii) if the composition of the Board shall change such that a majority of the Board shall no longer consist of directors who are “Continuing Directors” (as defined in the Stock Plan); (iii) if the Company consolidates with, or merges with, any other entity and the Company is not be the continuing or surviving corporation; or (iv) the Company sells or otherwise transfers 50% or more of the assets or earning power of the Company.

New Plan Benefits

Awards under the Stock Plan will be granted at the sole discretion of the Compensation Committee or the Board.

Therefore, we cannot determine at this time either the persons who will receive awards under the Stock Plan or the amount of any such awards. However, current benefits granted to our Named executive officers and all other employees would not have been increased if they had been made under the Stock Plan as it is proposed to be amended.

The following table sets forth information as of December 31, 2009 about shares of our common stock issuable upon exercise of outstanding options, warrants and rights and available for issuance under our existing equity compensation plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	31,385,334	$0.26	35,392,763	(3)
Equity compensation plans not approved by security holders (2)	—	—	—

Total	31,385,334	$0.26	35,392,763	(3)

(1)	Consists of the Seventh Amended and Restated 1999 Incentive Stock Option Plan.
(2)	We currently do not have in place any equity incentive plans that have not been previously approved by the Company’s stockholders.
(3)	Options available under the Seventh Amended and Restated 1999 Incentive Stock Option Plan.

Proposal 4 will be approved upon the affirmative vote of a majority of the votes represented in person or by proxy at the Annual Meeting and entitled to vote on such proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no matters to be presented for consideration at the Annual Meeting other than those referred to above. If (i) any matters not within the knowledge of the Board as of the date of this proxy statement should properly come before the Annual Meeting; (ii) a person not named herein is nominated at the Annual Meeting for election as a director because a nominee named herein is unable to serve or for good cause will not serve; (iii) any proposals properly omitted from this proxy statement and the form of proxy, subject to applicable laws and our charter and by-laws, should come before the Annual Meeting; or (iv) any matters should arise incident to the conduct of the Annual Meeting, then the proxies will be voted by the persons named in the form of proxy, or their substitutes acting thereunder, in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

The Board will make provisions for the presentation of proposals at our 2011 annual meeting of stockholders submitted by eligible stockholders who have complied with the relevant rules and regulations of the SEC. We must receive such proposals no later than [•] to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting, and not later than [•], 2011 for all other proposals.

STOCKHOLDERS SHARING AN ADDRESS OR HOUSEHOLD

Only one copy of our annual report and proxy statement is being delivered to multiple security holders sharing an address unless we have received instructions to the contrary from one or more of the stockholders.

We will deliver promptly upon written or oral request a separate copy of our annual report, proxy statement or Notice of Internet Availability to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of our annual report, proxy statement or Notice of Internet Availability, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write to us, c/o Investor Relations, at our principal executive offices at 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177 or call the Company at 817-379-0100.

MATERIAL INCORPORATED BY REFERENCE:

FINANCIAL STATEMENTS AND RELATED INFORMATION

The Company’s financial statements and notes thereto for the year 2009, which are located in Item 8 of the Company’s Annual Report on Form 10-K for 2009, are incorporated into this proxy statement by reference, together with the information contained in Items 7 and 9 of the Company’s Annual Report on Form 10-K for the year 2009.

APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ENTECH SOLAR, INC.

* * * * * *

ARTICLE ONE: Name of Corporation. The name of the corporation is Entech Solar, Inc. (the “Corporation”).

ARTICLE TWO: Registered Office and Agent. The address of the Corporation’s registered office in the State of Delaware is 25 Greystone Manor, in the City of Lewes, County of Sussex, Delaware, 19958-9776. The name of its registered agent at such address is Harvard Business Services, Inc.

ARTICLE THREE: Purpose. The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation law of the State of Delaware (the “Delaware GCL”) and to possess and exercise all of the powers and privileges granted by such law and any other law of the State of Delaware.

ARTICLE FOUR: Authorized Capital. The total number of shares that may be issued by the Corporation is nine hundred ninety million (990,000,000), of which:

(a) nine hundred eighty million (980,000,000) shares with a par value of one-tenth of one cent ($0.001) per share shall be designated as Common Stock; and

(b) ten million (10,000,000) shares with a par value of one cent ($0.01) per share shall be designated as Preferred Stock.

The designations, preferences and relative participations, options, or other rights or qualifications, limitations or restrictions thereof shall be fixed by resolution of the Board of Directors of the Corporation.

ARTICLE FIVE: By-laws. Subject to any additional vote required by this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, The Board of Directors of the Corporation is authorized to adopt, amend or repeal any or all of the by-laws of the Corporation, except as otherwise specifically provided therein.

ARTICLE SIX: Election of Directors. Subject to any additional vote required by this Amended and Restated Certificate of Incorporation, the number, qualifications and classifications of directors of the Corporation shall be determined in the manner set forth in the Corporation’s by-laws or as determined by resolution of the stockholders of the Corporation from time to time. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

ARTICLE SEVEN: Right to Amend. The Corporation reserves the right to amend any provision contained in this Amended and Restated Certificate of Incorporation as the same may be in effect from time to time in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder are subject to such reservation.

ARTICLE EIGHT: Limitation on Liability. The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the Delaware GCL. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware GCL, or (iv) for any transaction from which the director derived an improper personal benefit.

ARTICLE NINE: The Board of Directors, when considering a tender offer or merger or acquisition proposal, may take into account factors in addition to potential short-term economic benefits to stockholders of the Corporation, including without limitation (A) comparison of the proposed consideration to be received by stockholders in relation to the then current market price of the Corporation’s capital stock, the estimated current value of the Corporation in a freely negotiated transaction, and the estimated future value of the Corporation as an independent entity and (B) the impact of such a transaction on the employees, suppliers, and customers of the Corporation and its effect on the communities in which the Corporation operates.

ARTICLE TEN: Books and Records. The books of the Corporation may be kept at such place within or without the State of Delaware as the by-laws of the Corporation may provide or as may be designated from time to time by the Board of Directors.

ARTICLE ELEVEN: Meetings of Stockholders. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the Corporation may provide.

ARTICLE TWELVE: The Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of any class or series of the Corporation’s capital stock or any partner, member, director, stockholder, employee or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.

ARTICLE THIRTEEN: Existence. The Corporation is to have perpetual existence.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this      day of         , 2010.

/S/ DAVID GELBAUM
David Gelbaum
President and Chief Executive Officer

APPENDIX B

ENTECH SOLAR, INC.

AMENDED AND RESTATED

1999 STOCK PLAN

ARTICLE I

Establishment, Purpose, and Duration

1.1 Establishment of the Plan. Entech Solar, Inc., a Delaware corporation (the “Company”), previously established an equity compensation plan for the Company and its Subsidiaries known as the 1999 Incentive Stock Option Plan. The 1999 Incentive Stock Option Plan is hereby amended and restated”” as set forth in this document and shall be hereafter known as The Entech Solar, Inc. Amended and Restated 1999 Stock Plan (the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-qualified Stock Options and Restricted Stock.

The Plan was adopted by the Board of Directors of the Company on April 30, 1999, and became effective on June 17, 1999 (the “ Effective Date”). The Plan was amended in June 2001, June 2003, June 2004, September 2006, July 2007, June 2008, June 2009 and August 4, 2010.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Personnel that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company including its subsidiaries, in its ability to motivate, attract, and retain the services of Key Personnel upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XI herein, until February 4, 2014, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

ARTICLE II

Definitions

2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

a. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act.

b. “Agreement” means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

c. “Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-qualified Stock Options or Restricted Stock.

d. “Award Date” or “Grant Date” means the date on which an Award is made by the Committee under this Plan.

e. “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

f. “Board” or “Board of Directors” means the Board of Directors of the Company, unless otherwise indicated.

g. “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i) any Person (other than the Company, any Subsidiary, a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or its Subsidiaries), who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities; or (ii) if, at any time after the Effective Date, the composition of the Board of Directors of the Company shall change such that a majority of the Board of the Company shall no longer consist of Continuing Directors; or (iii) if at any time, (1) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (2) any Person shall consolidate with or merge with the Company, and the Company shall be the continuing or surviving corporation and, in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (3) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or (4) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

h. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

i. “Committee” means the Board of Directors of the Company or a committee established by the Board to administer the Plan pursuant to Article III herein, all of the members of which shall be “non-employee directors” as defined in Rule 16b-3 under the Exchange Act or any similar or successor rule. There shall be no fewer than two, nor more than five, members on the Committee. Unless otherwise determined by the Board of Directors of the Company, the Compensation Committee shall constitute the Committee.

j. “Company” means Entech Solar, Inc. or any successor thereto as provided in Article XII herein.

k. “Continuing Director” means an individual who was a member of the Board of Directors of the Company on the Effective Date or whose subsequent nomination for election or re-election to the Board of Directors of the Company was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.

l. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

m. “Fair Market Value” of a Share means the fair market value as determined by the Committee in good faith.

n. “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

o. “Key Personnel” means an officer, director, consultant or key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

p. “Non-qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

q. “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

r. “Participant” means a Key Personnel who is granted an Award under the Plan.

s. “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article VIII herein.

t. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).

u. “Plan” means the Entech Solar, Inc. Amended and Restated 1999 Stock Plan, as described and as hereafter from time to time amended.

v. “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VII herein.

w. “Stock” or “Shares” means the common stock of the Company.

x. “Subsidiary” shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

y. “Warrant Cancellation Agreement” means the Warrant Cancellation Agreement dated February 4, 2008, by and between the Company and The Quercus Trust.

ARTICLE III

Administration

3.1 The Committee. Except as otherwise reserved for consideration and approval by the Board of Directors, the Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration.

(a) Subject to the provisions of the Plan and the Warrant Cancellation Agreement, the Committee shall have the following plenary powers: (i) to establish, amend or waive rules or regulations for the Plan’s administration; (ii) except in those instances in which a dispute arises, to construe and interpret the Agreements and the Plan; and (iii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

(b) (1) Subject to the provisions of the Plan and the Warrant Cancellation Agreement, the Committee shall have the following qualified powers that shall be subject to amendment and modification by the Board of Directors: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan in the event of a dispute between the Participant and the Committee; and (iv) to accelerate the exercisability of any Award or the termination of any Period of Restriction.

(2) In approving the Committee’s determinations or other recommendations under (b)(1), the Board of Directors may make such amendments, modifications or qualifications as it deems in the best interest of the Company, and the Board shall provide specific instructions to the Committee for implementation of the same.

(3) In its sole discretion, the Board of Directors may waive by resolution one or more of its approval rights under (b)(1) and authorize the Committee to proceed without seeking further approvals either on a case by case basis or permanently until further notice from the Board. Such waiver shall be communicated in writing to the Committee which shall maintain a permanent record of such waiver(s).

(4) Notwithstanding the foregoing, the Quercus Designated Options (as defined in Section 4.1) shall comply with the terms and conditions of the Warrant Cancellation Agreement.

(c) The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee, except as otherwise stated in paragraph 3.1(b).

3.2 Selection of Participants. Subject to the rights of the Quercus Trust to designate awards of options to purchase up to 3,000,000 shares of Stock pursuant to the Warrant Cancellation Agreement, the Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Personnel as may be selected by it. Each Award shall be evidenced by an Agreement.

3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding with respect to Options.

3.4 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

3.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

ARTICLE IV

Stock Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan (including pursuant to Incentive Stock Options) shall not exceed 130,000,000 provided that, with respect to 20,000,000 of such shares, Options (the “Quercus Designated Options”) shall be granted only to the extent that the Company determines that the fair market value of such Options does not exceed the fair market value of the warrants cancelled by the Company pursuant to the Warrant Cancellation Agreement. No more than one-third of the aggregate number of such Shares shall be issued in connection with Restricted Stock Awards. Except as provided in Sections 4.2 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan. In no event shall the number of shares of stock covered by options or other awards granted to any one person in any one calendar year exceed [•] shares of stock (subject to adjustment pursuant to Section 4.3 herein, except that any such adjustment shall not apply for the purpose of options or awards to covered employees within the meaning of Section 162(m) of the Code intended to be or otherwise qualifying as qualified performance-based awards).

4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan is cancelled, terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

4.3 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

ARTICLE V

Eligibility

Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Personnel.

ARTICLE VI

Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Personnel at any time and from time to time as shall be determined by the Committee or pursuant to the Warrant Cancellation Agreement. Subject to the terms and provisions of the Plan, the Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulation thereunder.

6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

6.3 Option Price. The exercise price per share of Stock covered by an Option (“ Option Price”) shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. An ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock.

6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its Award Date.

6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants. No Option, however, shall be exercisable until the expiration of at least six months after the Award Date, except such limitation shall not apply in the case of the death or disability of the Participant and except that the Compensation Committee may waive or vary this provision in its sole discretion.

6.6 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash or by delivery of Shares of Stock valued at Fair Market Value at the time of exercise or by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name. No Participant who is awarded Options shall have rights as a shareholder until the date of exercise of the Options.

6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of the Financial Industry Regulatory Authority or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

6.8 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE VII

Restricted Stock

7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

7.3 Transferability. Except as provided in this Article VII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. No shares of Restricted Stock shall be sold until the expiration of at least six months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

7.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Entech Solar, Inc. Amended and Restated1999 Stock Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated                     . A copy of the Plan, such rules and procedures, and such Agreement may be obtained from the Secretary of Entech Solar, Inc.”

7.6 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 herein removed from his Stock certificate.

7.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

7.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed.

7.9 Termination of Employment Due to Retirement. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company or one of its Subsidiaries because of normal retirement (as defined in the rules of the Company in effect at the time), any remaining Period of Restriction applicable to the Restricted Stock pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in Section 7.4 herein the Restricted Stock shall thereby be free of restrictions and freely transferable. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company because of early retirement (as defined in the rules of the Company in effect at the time), the Committee, in its sole discretion, may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to Section 7.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

7.10 Termination of Employment Due to Death or Disability. In the event a Participant’s employment is terminated because of death or disability during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in Section 7.4 herein the shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

7.11 Termination of Employment for Other Reasons. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company for any reason other than for death, disability, or retirement, as set forth in Sections 7.9 and 7.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

ARTICLE VIII

Change in Control

In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

ARTICLE IX

Modification, Extension and Renewals of Awards

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board of Directors, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a lower exercise price than the surrendered Awards, a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE X

Amendment, Modification and Termination of the Plan

10.1 Amendment, Modification and Termination. At any time and from time to time, the Board of Directors may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

10.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XI

Withholding

11.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

11.2 Stock Withholding. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the minimum statutory amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

ARTICLE XII

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XIII

General

13.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations (i.e. exchanges) as may be required.

13.2 Effect of Plan. The establishment of the Plan shall not confer upon any Key Personnel any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Personnel, nor is it a contract between the Company or any of its Subsidiaries and any Key Personnel. Participation in the Plan shall not give any Key Personnel any right to be retained in the service of the Company or any of its Subsidiaries.

13.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

13.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the State of Delaware and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

13.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

APPENDIX C

ENTECH SOLAR, INC.

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder, having received the Notice of Annual Meeting of Stockholders and proxy statement dated [•], 2010 and revoking any proxy heretofore given, hereby appoints David Gelbaum and Charles Michel, each individually, proxy of the undersigned with full power of substitution, to cumulate votes and to vote all shares of common stock and Series D preferred stock of Entech Solar, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders be held on August 4, 2010, at the offices of Entech Solar, Inc., 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177, at 9:00 a.m., local time, or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each director nominee listed in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

In his discretion, each named proxy is authorized to vote on any other matters which may properly come before the Annual Meeting or any postponement or adjournment thereof as set forth in the proxy statement.

The Board Recommends a vote “For” the election of directors listed in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4. Please sign, date and return this proxy promptly in the enclosed envelope. Mark your vote in blue or black ink as shown here.  ☒

1. Election of Directors:

☐	FOR ALL NOMINEES	Nominees:	☐	David Gelbaum
			☐	Peter L. Corsell
			☐	Mark J. O’Neill
			☐	David Field

☐	WITHHOLD AUTHORITY

FOR ALL NOMINEES

☐	FOR ALL NOMINEES EXCEPT

(see instructions below)

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL NOMINEES EXCEPT” and fill in the space provided next to each nominee you wish to withhold, as shown here: ☒

2.	To ratify the appointment of Amper, Politziner & Mattia, LLP as our independent
	registered public accountant for the fiscal year ending December 31, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.

To approve an amendment and restatement of

our certificate of incorporation to, among other

things, increase the number of shares of common

stock we are authorized to issue from 610,000,000

to 980,000,000 shares, and to make certain other

	changes that are described further in the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Continued and to be signed on the reverse side.

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4.	To approve an amendment and restatement of our 1999 Incentive Stock Option Plan to, among other things, increase the number of shares of common stock issuable thereunder from 80,000,000 to 130,000,000 shares and to make certain additional changes as are described further in the accompanying proxy statement.
		FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE MARK, SIGN AND DATE BELOW AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Shares Held:              common stock;              Series D preferred stock

Signature of Stockholder	Date

Signature of Stockholder	Date

NOTE:	Please sign exactly as name or names appear on this Proxy. When shares are held jointly each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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